Exhibit 99.3

FIRST QUARTER 2016

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “explore,” “positions,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would, ” “could, ” “should, ” “believe, ” “potential, ” “continue,” or the negative of these words, or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports filed with the SEC. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors, and Ally and Chrysler, and our ability to further diversify our business; our ability to maintain relationships with automotive dealers; the significant regulation and restrictions that we are subject to as a bank holding company and financial holding company; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in our credit ratings; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act and Basel III).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events or other such factors that affect the subject of these statements, except where expressly required by law. Certain non-GAAP measures are provided in this presentation which are important to the reader of the Consolidated Financial Statements but should be supplemental to primary U.S. GAAP measures. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s operations. The specific products include retail installment sales contracts, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

1Q 2016 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolio	20
Discontinued Operations	21
Per Share-Related Information	22
Supplemental Financial Data	23

1Q 2016 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Selected Income Statement Data
Net financing revenue (ex. OID)	$964	$995	$981	$927	$860	$(31)	$103
Total other revenue (ex. OID)	378	356	332	218	250	22	128
Total net revenue (ex. OID)	1,342	1,351	1,313	1,145	1,110	(10)	231
Provision for loan losses	220	240	211	140	116	(20)	104
Controllable expenses (1)	477	466	452	452	469	11	8
Other noninterest expenses	233	202	222	272	226	31	7
Core pre-tax income (2)	$412	$443	$428	$281	$299	$(32)	$112
Core OID amortization expense (3)	15	12	11	18	17	2	(3)
Income tax (benefit) expense	150	155	144	94	103	(5)	47
Income (loss) from discontinued operations	3	(13)	(5)	13	397	16	(394)
Net income	$250	$263	$268	$182	$576	$(13)	$(326)
Preferred stock dividends	15	1,216	38	1,251	67	(1,201)	(52)
Net income (loss) available to common shareholders	$235	$(953)	$230	$(1,069)	$509	$1,188	$(274)

Selected Balance Sheet Data (Period-End)
Total assets	$156,505	$158,581	$155,916	$156,278	$153,324	$(2,076)	$3,181
Consumer loans	73,688	74,065	73,380	69,998	65,100	(377)	8,588
Commercial loans	37,188	37,535	34,611	35,175	34,757	(347)	2,431
Allowance for loan losses	(1,077)	(1,054)	(1,018)	(974)	(933)	(23)	(144)
Deposits	70,265	66,478	64,020	61,930	60,857	3,787	9,408
Common equity (4)	13,127	12,743	13,786	13,482	14,679	384	(1,552)
Total equity	13,823	13,439	14,599	14,295	15,934	384	(2,111)

Common Share Count
Weighted average basic (5)	484,233	483,300	483,073	482,847	482,248	933	1,985
Weighted average diluted (5)(6)	484,654	484,845	484,399	483,687	482,782	(191)	1,873
Issued shares outstanding (period-end)	483,475	481,980	481,750	481,750	481,503	1,495	1,972

Per Common Share Data
Earnings per share (basic) (5)	$0.49	$(1.97)	$0.48	$(2.22)	$1.06	$2.46	$(0.57)
Earnings per share (diluted) (5)(6)	0.49	(1.97)	0.47	(2.22)	1.06	2.46	(0.57)
Adjusted earnings per share (7)	0.52	0.52	0.51	0.46	0.52	0.00	0.00
Book value per share	28.6	27.9	30.3	29.7	33.1	0.7	(4.5)
Tangible book value per share	27.1	26.4	28.6	27.9	30.4	0.7	(3.3)
Adjusted tangible book value per share (7)	25.4	24.6	24.3	23.7	23.7	0.8	1.6

Select Financial Ratios
Net interest margin (8)	2.6%	2.7%	2.7%	2.6%	2.5%
Cost of funds (incl. OID)	1.9%	1.8%	1.8%	1.8%	1.9%
Cost of funds (excl. OID)	1.8%	1.7%	1.7%	1.8%	1.9%
Adjusted efficiency ratio (9)	45%	44%	44%	46%	48%
Return on average assets (10)	0.6%	0.7%	0.7%	0.5%	1.5%
Return on average total equity (10)	7.3%	7.4%	7.4%	4.8%	14.9%
Return on average tangible common equity (10)	7.3%	n/m	6.8%	n/m	14.2%
Core ROTCE (9)(10)	9.8%	9.8%	9.2%	8.3%	9.1%

Capital Ratios (11)
Common Equity Tier 1 (CET1) capital ratio (12)	9.5%	9.2%	10.0%	9.8%	10.9%
Tier 1 capital ratio	11.6%	11.1%	12.0%	11.7%	13.2%
Total capital ratio	13.0%	12.5%	12.9%	12.6%	14.1%

(1) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(2) Core pre-tax income (loss) is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange original issue discount ("OID") amortization expense

(3) Core Original Issuance Discount (OID) is primarily related to bond exchange OID; excludes IO and post 2009 issuances

(4) Includes common stock and paid-in capital, treasury stock, accumulated deficit and accumulated other comprehensive income

(5) Includes shares related to share-based compensation that vested but were not yet issued

(6) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the year ended December 31, 2015 and June 30, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(7) For more details refer to page 22

(8) Continuing operations only. Excludes OID amortization expense

(9) For more details refer to page 23

(10) Return metrics are annualized

(11) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(12) Common Equity Tier 1 capital ratio is a non-GAAP measurement. Refer to page 17 for additional details

1Q 2016 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,235	$1,212	$1,166	$1,118	$1,074	$23	$161
Interest on loans held-for-sale	-	-	2	14	24	-	(24)
Total interest and dividends on investment securities	102	98	102	93	88	4	14
Interest-bearing cash	3	2	2	2	2	1	1
Operating leases	769	812	830	860	896	(43)	(127)
Total financing revenue and other interest income	2,109	2,124	2,102	2,087	2,084	(15)	25
Interest expense
Interest on deposits	193	188	181	177	172	5	21
Interest on short-term borrowings	13	13	13	12	11	-	2
Interest on long-term debt	442	404	410	419	429	38	13
Total interest expense	648	605	604	608	612	43	36
Depreciation expense on operating lease assets	510	536	528	563	622	(26)	(112)
Net financing revenue	951	983	970	916	850	(32)	101
Other revenue
Servicing fees	13	13	12	10	10	-	3
Insurance premiums and service revenue earned	230	234	236	237	233	(4)	(3)
Gain on mortgage and automotive loans, net	1	-	(2)	1	46	1	(45)
Loss on extinguishment of debt	(4)	(3)	-	(156)	(198)	(1)	194
Other gain on investments, net	54	49	6	45	55	5	(1)
Other income, net of losses	82	63	80	74	97	19	(15)
Total other revenue	376	356	332	211	243	20	133
Total net revenue	1,327	1,339	1,302	1,127	1,093	(12)	234
Provision for loan losses	220	240	211	140	116	(20)	104
Noninterest expense
Compensation and benefits expense	252	237	235	236	255	15	(3)
Insurance losses and loss adjustment expenses	73	54	61	122	56	19	17
Other operating expenses	385	377	378	366	384	8	1
Total noninterest expense	710	668	674	724	695	42	15
Income (loss) from continuing operations before income tax expense	397	431	417	263	282	(34)	115
Income tax (benefit) expense from continuing operations	150	155	144	94	103	(5)	47
Net income from continuing operations	247	276	273	169	179	(29)	68
Income (loss) from discontinued operations, net of tax	3	(13)	(5)	13	397	16	(394)
Net income (loss)	$250	$263	$268	$182	$576	$(13)	$(326)

1Q 2016 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2015	3/31/2015
Assets
Cash and cash equivalents
Noninterest-bearing	$1,906	$2,148	$1,666	$1,739	$1,552	$(242)	$354
Interest-bearing	3,095	4,232	3,561	4,119	6,084	(1,137)	(2,989)
Total cash and cash equivalents	5,001	6,380	5,227	5,858	7,636	(1,379)	(2,635)
Federal funds sold and securities purchased under resale agreements	-	-	-	-	50	-	(50)
Investment securities (1)	18,298	17,157	18,758	19,142	17,829	1,141	469
Loans held-for-sale, net	39	105	37	1,438	1,559	(66)	(1,520)
Finance receivables and loans, net
Finance receivables and loans, net	110,876	111,600	107,991	105,173	99,857	(724)	11,019
Allowance for loan losses	(1,077)	(1,054)	(1,018)	(974)	(933)	(23)	(144)
Total finance receivables and loans, net	109,799	110,546	106,973	104,199	98,924	(747)	10,875
Investment in operating leases, net	14,958	16,271	17,292	17,950	19,021	(1,313)	(4,063)
Premiums receivables and other insurance assets	1,828	1,801	1,794	1,759	1,722	27	106
Other assets	6,582	6,321	5,835	5,932	6,583	261	(1)
Total assets	$156,505	$158,581	$155,916	$156,278	$153,324	$(2,076)	$3,181

Liabilities
Deposit liabilities
Noninterest-bearing	$92	$89	$91	$89	$79	$3	$13
Interest-bearing	70,173	66,389	63,929	61,841	60,778	3,784	9,395
Total deposit liabilities	70,265	66,478	64,020	61,930	60,857	3,787	9,408
Short-term borrowings	5,365	8,101	5,378	10,013	6,447	(2,736)	(1,082)
Long-term debt	62,044	66,234	67,293	65,675	65,578	(4,190)	(3,534)
Interest payable	374	350	437	418	440	24	(66)
Unearned insurance premiums and service revenue	2,449	2,434	2,438	2,417	2,374	15	75
Accrued expense and other liabilities	2,185	1,545	1,751	1,530	1,694	640	491
Total liabilities	$142,682	$145,142	$141,317	$141,983	$137,390	$(2,460)	$5,292

Equity
Common stock and paid-in capital (2)	$21,087	$21,084	$21,066	$21,053	$21,033	$3	$54
Preferred stock	696	696	813	813	1,255	-	(559)
Accumulated deficit	(7,875)	(8,110)	(7,158)	(7,388)	(6,319)	235	(1,556)
Accumulated other comprehensive (loss) income	(85)	(231)	(122)	(183)	(35)	146	(50)
Total equity	13,823	13,439	14,599	14,295	15,934	384	(2,111)
Total liabilities and equity	$156,505	$158,581	$155,916	$156,278	$153,324	$(2,076)	$3,181

(1) Includes held-to-maturity securities

(2) Includes Treasury stock

1Q 2016 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2015	3/31/2015
Assets
Interest-bearing cash and cash equivalents	$2,867	$2,743	$3,667	$4,013	$4,402	$124	$(1,535)
Federal funds sold and securities purchased under resale agreements	-	-	-	1	7	-	(7)
Investment securities	16,856	16,066	17,745	17,078	15,904	790	952
Loans held-for-sale, net	35	13	111	1,493	1,947	22	(1,912)
Total finance receivables and loans, net (2)	111,525	110,623	105,604	101,962	98,843	902	12,682
Investment in operating leases, net	15,638	16,824	17,519	18,520	19,405	(1,186)	(3,767)
Total interest earning assets	146,921	146,269	144,646	143,067	140,508	652	6,413
Noninterest-bearing cash and cash equivalents	1,841	1,368	1,563	1,337	1,825	473	16
Other assets (3)	9,667	9,299	9,665	9,472	9,597	368	70
Allowance for loan losses	(1,060)	(1,030)	(988)	(953)	(969)	(30)	(91)
Total assets	$157,369	$155,906	$154,886	$152,923	$150,961	$1,463	$6,408

Liabilities
Interest-bearing deposit liabilities	$68,148	$64,890	$62,791	$61,224	$59,372	$3,258	$8,776
Short-term borrowings	5,609	6,073	6,745	6,057	6,280	(464)	(671)
Long-term debt (4)	64,841	66,162	66,857	66,371	64,991	(1,321)	(150)
Total interest-bearing liabilities (4)	138,598	137,125	136,393	133,652	130,643	1,473	7,955
Noninterest-bearing deposit liabilities	92	95	91	81	73	(3)	19
Other liabilities (3)	5,053	4,144	3,971	4,538	4,548	909	505
Total liabilities	$143,743	$141,364	$140,455	$138,271	$135,264	$2,379	$8,479

Equity
Total equity	$13,626	$14,542	$14,431	$14,652	$15,697	$(916)	$(2,071)
Total liabilities and equity	$157,369	$155,906	$154,886	$152,923	$150,961	$1,463	$6,408

(1) Average balances are calculated using a combination of monthly and daily average methodologies

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) Assets and liabilities of discontinued operations are classified as other assets and other liabilities, respectively, in all periods

(4) QTD: includes average $1,298 million in 1Q 2016, $1,310 million in 4Q 2015, $1,322 million in 3Q 2015, $1,334 million in 2Q 2015, and $1,345 million in 1Q 2015

1Q 2016 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Automotive Finance	$337	$333	$323	$373	$306	$4	$31
Insurance	50	78	40	15	78	(28)	(28)
Dealer Financial Services	387	411	363	388	384	(24)	3
Mortgage Finance	2	9	4	(3)	1	(7)	1
Corporate Finance	11	9	14	10	17	2	(6)
Corporate and Other (ex. OID) (1)	12	14	47	(114)	(103)	(3)	114
Core pre-tax income (2)	$412	$443	$428	$281	$299	$(32)	$112
Core OID amortization expense (3)	15	12	11	18	17	2	(3)
Income tax expense	150	155	144	94	103	(5)	47
Income (loss) from discontinued operations	3	(13)	(5)	13	397	16	(394)
Net income	$250	$263	$268	$182	$576	$(13)	$(326)

(1) Corporate and Other primarily consists of Ally’s centralized treasury activities, the residual impacts of the company’s corporate funds transfer pricing and asset liability management activities, and the amortization of the discount associated with debt issuances and bond exchanges. Corporate and Other also includes the Corporate Finance business, certain investment portfolio activity and reclassifications, eliminations between the reportable operating segments. During 4Q15, incremental overhead expenses related to centralized support functions were allocated to Automotive Finance, Insurance, and Mortgage Operations. These expenses were previously included in Corporate and Other Activities. Amounts in prior periods have been reclassified to conform to this new presentation.

(2) Core pre-tax income is a non-GAAP financial measure. It is defined as income from continuing operations before income tax expense and primarily bond exchange OID amortization expense

(3) Includes accelerated OID expense of $2 million in 1Q16, $7 million in 2Q15 and $7 million in 1Q15 due to debt redemption

1Q 2016 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Income Statement
Net financing revenue
Consumer	$866	$867	$833	$785	$745	$(1)	$121
Commercial	252	238	228	235	238	14	14
Loans held-for-sale	-	(1)	2	14	19	1	(19)
Operating leases	769	812	830	860	896	(43)	(127)
Other interest income	3	2	2	2	2	1	1
Total financing revenue and other interest income	1,890	1,918	1,895	1,896	1,900	(28)	(10)
Interest expense	484	482	497	483	469	2	15
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	565	604	633	671	691	(39)	(126)
Remarketing gains	(55)	(68)	(105)	(108)	(69)	13	14
Total depreciation expense on operating lease assets	510	536	528	563	622	(26)	(112)
Net financing revenue	896	900	870	850	809	(4)	87
Other revenue
Servicing fees	13	13	12	10	10	-	3
Gain/(loss) on automotive loans, net	5	-	(2)	(6)	(15)	5	20
Other income	59	52	53	51	57	7	2
Total other revenue	77	65	63	55	52	12	25
Total net revenue	973	965	933	905	861	8	112
Provision for loan losses	209	236	201	132	127	(27)	82
Noninterest expense
Compensation and benefits	126	119	121	123	126	7	-
Other operating expenses	301	277	288	277	302	24	(1)
Total noninterest expense	427	396	409	400	428	31	(1)
Income before income tax expense	$337	$333	$323	$373	$306	$4	$31

Memo: Net lease revenue
Operating lease revenue	$769	$812	$830	$860	$896	$(43)	$(127)
Depreciation expense on operating lease assets (ex. remarketing)	565	604	633	671	691	(39)	(126)
Remarketing gains	(55)	(68)	(105)	(108)	(69)	13	14
Total depreciation expense on operating lease assets	510	536	528	563	622	(26)	(112)
Net lease revenue	$259	$276	$302	$297	$274	$(17)	$(15)

Balance Sheet (Period-End)
Cash, trading and investment securities	$31	$31	$32	$33	$34	$-	$(3)
Loans held-for-sale	-	-	-	1,356	1,500	-	(1,500)
Finance receivables and loans, net:
Consumer loans	62,926	64,226	63,503	60,717	57,379	(1,300)	5,547
Commercial loans (1)	34,348	34,918	32,345	33,044	32,770	(570)	1,578
Allowance for loan losses	(905)	(887)	(852)	(815)	(778)	(18)	(127)
Total finance receivables and loans, net	96,369	98,257	94,996	92,946	89,371	(1,888)	6,998
Investment in operating leases, net	14,958	16,271	17,292	17,950	19,021	(1,313)	(4,063)
Other assets	931	1,077	1,523	1,322	1,223	(146)	(292)
Total assets	$112,289	$115,636	$113,843	$113,607	$111,149	$(3,347)	$1,140

(1) Includes intercompany

1Q 2016 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.9	$2.3	$2.8	$2.6	$2.0	$(0.5)	$(0.2)
Retail standard - new vehicle Chrysler (2)	1.0	1.1	1.3	1.3	1.0	(0.0)	0.0
Retail standard - new vehicle Growth (2)	1.2	1.2	1.3	1.3	1.0	0.0	0.2
Retail standard - used vehicle - all channels	4.1	3.4	3.9	4.0	3.6	0.7	0.5
Lease - GM	0.0	0.0	0.0	0.1	1.1	0.0	(1.1)
Lease - Other	0.8	1.0	1.0	0.9	0.5	(0.2)	0.3
Retail subvented - new vehicle GM	-	0.2	0.7	0.7	0.5	(0.2)	(0.5)
Total originations	$9.0	$9.3	$11.1	$10.8	$9.8	$(0.2)	$(0.8)

U.S. Consumer Originations - FICO Score
Super Prime (CB 740+)	$2.0	$2.3	$2.9	$2.6	$2.7	$(0.3)	$(0.7)
Prime (CB 739-660)	3.2	3.2	3.8	3.7	3.4	0.1	(0.1)
Prime/Near (CB 659-620)	2.2	2.1	2.4	2.5	2.1	0.1	0.2
Non Prime (CB 619-540)	1.0	1.1	1.3	1.3	1.1	(0.1)	(0.1)
Sub Prime (CB 539-0)	0.1	0.1	0.2	0.2	0.1	(0.0)	(0.0)
Unscored (3)	0.5	0.5	0.5	0.5	0.5	(0.0)	(0.0)
Total originations	$9.0	$9.3	$11.1	$10.8	$9.8	$(0.2)	$(0.8)

U.S. Market
Light vehicle sales (SAAR - units in millions)	17.1	17.8	17.8	17.1	16.7	(0.7)	0.4
Light vehicle sales (quarterly - units in millions)	4.1	4.4	4.5	4.5	3.9	(0.3)	0.1
GM market share	16.8%	17.8%	17.6%	18.1%	17.4%
Chrysler market share	13.6%	13.4%	12.7%	12.7%	12.8%

U.S. Consumer Penetration
GM	9.3%	13.0%	16.3%	16.4%	20.7%
Chrysler	12.5%	15.1%	13.9%	13.7%	11.3%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$29.2	$29.9	$27.5	$28.3	$28.3	$(0.7)	$0.9
Other dealer loans	5.1	5.0	4.8	4.7	4.5	0.1	0.6
Total Commercial outstandings	$34.3	$34.9	$32.3	$33.0	$32.8	$(0.6)	$1.6

U.S. Floorplan Penetration (4)
GM penetration	62.8%	62.8%	62.5%	63.2%	63.2%
Chrysler penetration	43.8%	44.3%	43.1%	44.3%	44.5%

U.S. Off-Lease Remarketing
Manheim used vehicle index (3 month average)	122.5	125.4	124.4	124.0	125.0	(2.9)	(2.5)
Off-lease vehicles terminated - On-balance sheet (# in units)	78,820	69,710	65,363	64,123	65,060	9,110	13,760
Average gain per vehicle	$700	$979	$1,611	$1,686	$1,067	$(278)	$(367)
Total gains ($ in millions)	$55	$68	$105	$108	$69	$(13)	$(14)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Includes an immaterial balance of subvented volume

(3) Unscored are primarily Commercial Services Group ("CSG")

(4) Penetration rates are based on the trailing four month average for the quarter

1Q 2016 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Income Statement (GAAP View)
Net financing revenue
Interest and dividends on investment securities	$24	$25	$26	$25	$23	$(1)	$1
Interest bearing cash	2	2	2	2	2	-	-
Total financing revenue and other interest revenue	26	27	28	27	25	(1)	1
Interest expense	12	12	12	13	13	-	(1)
Net financing revenue	14	15	16	14	12	(1)	2
Other revenue
Insurance premiums and service revenue earned	230	234	236	237	233	(4)	(3)
Other gain/(loss) on investments, net	22	28	(5)	29	33	(6)	(11)
Other income, net of losses	2	2	2	2	2	-	-
Total other revenue	254	264	233	268	268	(10)	(14)
Total net revenue	268	279	249	282	280	(11)	(12)
Noninterest expense
Compensation and benefits expense	18	15	18	16	19	3	(1)
Insurance losses and loss adjustment expenses	73	54	61	122	56	19	17
Other operating expenses	127	132	130	129	127	(5)	-
Total noninterest expense	218	201	209	267	202	17	16
Income (loss) from cont. ops before income tax expense	$50	$78	$40	$15	$78	$(28)	$(28)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$230	$234	$236	$237	$233	$(4)	$(3)
Investment income	34	41	9	41	43	(7)	(9)
Other income	4	4	4	4	4	-	-
Total insurance premiums and other income	268	279	249	282	280	(11)	(12)
Expense
Insurance losses and loss adjustment expenses	73	54	61	122	56	19	17
Acquisition and underwriting expenses
Compensation and benefit expense	18	15	18	16	19	3	(1)
Insurance commission expense	94	94	95	95	93	-	1
Other expense	33	38	35	34	34	(5)	(1)
Total acquisition and underwriting expense	145	147	148	145	146	(2)	(1)
Total expense	218	201	209	267	202	17	16
Income (loss) from cont. ops before income tax expense	$50	$78	$40	$15	$78	$(28)	$(28)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,141	$5,053	$4,991	$5,312	$5,327	$88	$(186)
Premiums receivable and other insurance assets	1,840	1,813	1,805	1,769	1,732	27	108
Other assets	213	187	201	179	183	26	30
Total assets	$7,194	$7,053	$6,997	$7,260	$7,242	$141	$(48)

Key Statistics (Continuing Operations)
Total written premiums and revenue (1)	$222	$222	$254	$263	$239	$-	$(17)

Loss ratio	31.5%	22.5%	25.7%	51.2%	23.8%
Underwriting expense ratio	62.5%	62.6%	62.0%	61.0%	62.1%
Combined ratio	94.0%	85.1%	87.7%	112.2%	85.9%

(1) Excludes Canadian Personal Lines business, which is in runoff

1Q 2016 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Income Statement
Net financing revenue
Total financing revenue and other interest income	$57	$54	$51	$39	$33	$3	$24
Interest expense	37	36	34	28	22	1	15
Net financing revenue	20	18	17	11	11	2	9
Gain on mortgage loans, net	-	-	-	-	-	-	-
Other income, net of losses	-	-	-	-	-	-	-
Total other revenue	-	-	-	-	-	-	-
Total net revenue	20	18	17	11	11	2	9
Provision for loan losses	3	(2)	3	4	2	5	1
Noninterest expense
Compensation and benefits expense	3	2	1	1	1	1	2
Other operating expense	12	9	9	9	7	3	5
Total noninterest expense	15	11	10	10	8	4	7
Income (loss) from cont. ops before income tax expense	$2	$9	$4	$(3)	$1	$(7)	$1

Balance Sheet (Period-End)
Loans held-for-sale	$-	$-	$-	$-	$-	$-	$-
Finance receivables and loans, net:
Consumer loans	7,443	6,413	6,286	5,589	3,891	1,030	3,552
Allowance for loan losses	(18)	(16)	(17)	(15)	(11)	(2)	(7)
Total finance receivables and loans, net	7,425	6,397	6,269	5,574	3,880	1,028	3,545
Other assets	68	64	57	49	61	4	7
Total assets	$7,493	$6,461	$6,326	$5,623	$3,941	$1,032	$3,552

1Q 2016 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Income Statement
Net financing revenue
Total financing revenue and other interest income	$44	$39	$36	$35	$33	$5	$11
Interest expense	16	14	14	13	13	2	3
Net financing revenue	28	25	22	22	20	3	8
Other income, net of losses	6	3	10	6	6	3	-
Total other revenue	6	3	10	6	6	3	-
Total net revenue	34	28	32	28	26	6	8
Provision for loan losses	6	6	4	4	(5)	-	11
Noninterest expense
Compensation and benefits expense	10	8	8	8	8	2	2
Other operating expense	7	5	6	6	6	2	1
Total noninterest expense	17	13	14	14	14	4	3
Income (loss) from cont. ops before income tax expense	$11	$9	$14	$10	$17	$2	$(6)

Balance Sheet (Period-End)
Cash	$-	$-	$-	$-	$2	$-	$(2)
Loans held for sale	39	105	37	36	17	(66)	22
Commercial loans (1)	2,795	2,568	2,228	2,088	1,945	227	850
Allowance for loan losses	(56)	(50)	(44)	(38)	(34)	(6)	(22)
Total finance receivables and loans, net	2,739	2,518	2,184	2,050	1,911	221	828
Other assets	61	54	48	46	46	7	15
Total assets	$2,839	$2,677	$2,269	$2,132	$1,976	$162	$863

(1) Includes intercompany loan activity

1Q 2016 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Income Statement
Net financing revenue
Total financing revenue and other interest income	$92	$86	$92	$90	$93	$6	$(1)
Interest expense
Core original issue discount amortization (1)	13	12	11	11	10	1	2
Other interest expense	86	49	36	60	85	37	2
Total interest expense	99	61	47	71	95	38	4
Net financing revenue	(7)	25	45	19	(2)	(32)	(5)
Other revenue
Loss on extinguishment of debt	(4)	(3)	-	(156)	(198)	(1)	194
Other gain on investments, net	32	21	11	16	22	11	10
Other income, net of losses (2)	11	6	15	22	93	5	(82)
Total other (loss) revenue	39	24	26	(118)	(83)	15	122
Total net revenue	32	49	71	(99)	(85)	(17)	117
Provision for loan losses	2	-	3	-	(8)	2	10
Noninterest expense
Compensation and benefits expense	95	93	87	88	101	2	(6)
Other operating expense (3)	(62)	(46)	(55)	(55)	(58)	(16)	(4)
Total noninterest expense	33	47	32	33	43	(14)	(10)
Income (loss) from cont. ops before income tax expense	$(3)	$2	$36	$(132)	$(120)	$(5)	$117

Balance Sheet (Period-End)
Cash, trading and investment securities	$18,127	$18,453	$18,962	$19,655	$20,152	$(326)	$(2,025)
Loans held-for-sale	-	-	-	46	42	-	(42)
Finance receivables and loans, net
Consumer loans	3,319	3,426	3,591	3,692	3,830	(107)	(511)
Commercial loans (4)	45	49	38	43	42	(4)	3
Allowance for loan losses	(98)	(101)	(105)	(106)	(110)	3	12
Total finance receivables and loans, net	3,266	3,374	3,524	3,629	3,762	(108)	(496)
Other assets	5,297	4,927	3,995	4,326	5,060	370	237
Total assets	$26,690	$26,754	$26,481	$27,656	$29,016	$(64)	$(2,326)

	2016	2017	2018	2019 and After
OID Amortization Schedule (5)
Remaining Core OID Amortization (as of 3/31/2016)	$43	$69	$85	Avg = $50/yr

(1) Does not include accelerated OID expense of $2 million in 1Q16, $7 million in 2Q15 and $7 million in 1Q15 due to debt redemption which is reflected in other revenue

(2) Includes gain/(loss) on mortgage and automotive loans

(3) Other operating expenses includes (i) certain unallocated expenses primarily associated with operations that have been sold or discontinued and (ii) corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $202 million for 1Q16, $178 million for 4Q15, $189 million for 3Q15, $186 million for 2Q15 and $202 million for 1Q15. The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(4) Includes intercompany

(5) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

1Q 2016 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Asset Quality - Consolidated (1)
Ending loan balance	$110,876	$111,600	$107,990	$105,172	$99,856	$(724)	$11,020
30+ Accruing DPD	$1,496	$1,985	$1,754	$1,474	$1,157	$(489)	$339
30+ Accruing DPD %	1.3%	1.8%	1.6%	1.4%	1.2%
Non-performing loans (NPLs)	$698	$680	$637	$642	$593	$18	$106
Net charge-offs (NCOs)	$179	$198	$161	$100	$150	$(19)	$29
Net charge-off rate (2)	0.6%	0.7%	0.6%	0.4%	0.6%

Provision for loan losses	$220	$240	$211	$140	$116	$(20)	$104
Allowance for loan losses (ALLL)	$1,077	$1,054	$1,018	$974	$933	$23	$144

ALLL as % of Loans (3)	1.0%	0.9%	0.9%	0.9%	0.9%
ALLL as % of NPLs (3)	154.2%	155.0%	159.9%	151.6%	157.5%
ALLL as % of NCOs (3)	150.3%	133.1%	158.2%	243.8%	155.0%

U.S. Auto Delinquencies - HFI Retail Contract Amount (4)
Delinquent contract $	$1,387	$1,886	$1,656	$1,389	$1,076	$(500)	$310
% of retail contract $ outstanding	2.20%	2.93%	2.60%	2.29%	1.87%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract Amount
Net charge-offs	$173	$194	$156	$96	$132	$(21)	$41
% of avg. HFI assets	1.08%	1.21%	1.01%	0.65%	0.93%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract Amount
Net charge-offs	$0	$3	$0	$1	$(1)	$(3)	$1
% of avg. HFI assets	0.00%	0.04%	0.00%	0.01%	-0.01%

(1) Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

(4) Dollar amount of accruing contracts greater than 30 days past due

1Q 2016 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Automotive Finance (1)
Consumer
Allowance for loan losses	$850	$834	$804	$767	$711	$16	$140
Total consumer loans (2)	$63,013	$64,292	$63,610	$60,786	$57,447	$(1,279)	$5,567
Coverage ratio (3)	1.3%	1.3%	1.3%	1.3%	1.2%

Commercial
Allowance for loan losses	$55	$53	$48	$48	$67	$2	$(12)
Total commercial loans	$34,325	$34,895	$32,322	$33,026	$32,753	$(570)	$1,572
Coverage ratio	0.2%	0.2%	0.1%	0.1%	0.2%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$18	$16	$17	$15	$11	$2	$7
Total consumer loans	$7,443	$6,413	$6,286	$5,589	$3,891	$1,030	$3,551
Coverage ratio	0.2%	0.2%	0.3%	0.3%	0.3%

Mortgage - Legacy
Allowance for loan losses	$97	$98	$102	$104	$108	$(2)	$(11)
Total consumer loans	$3,232	$3,360	$3,483	$3,622	$3,761	$(128)	$(529)
Coverage ratio	3.0%	2.9%	2.9%	2.9%	2.9%

Total Mortgage
Allowance for loan losses	$115	$114	$119	$119	$119	$1	$(4)
Total consumer loans	$10,675	$9,773	$9,769	$9,211	$7,652	$902	$3,022
Coverage ratio	1.1%	1.2%	1.2%	1.3%	1.6%

Corporate Finance and Other (1)(4)
Allowance for loan losses	$57	$53	$47	$40	$36	$4	$21
Total commercial loans	$2,863	$2,640	$2,289	$2,149	$2,004	$223	$859
Coverage ratio	2.0%	2.0%	2.0%	1.9%	1.8%

(1) (1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $87 million Corp. Treasury hedging activity related to domestic consumer auto outstandings in 1Q16, $66 million in 4Q15, $107 million in 3Q15, $69 million in 2Q15 and $68 million in 1Q15.

(3) Excludes $87 million Corp. Treasury hedging activity related to domestic consumer auto outstandings in 1Q16, $66 million in 4Q15, $107 million in 3Q15, $69 million in 2Q15 and $68 million in 1Q15.

(4) Includes $67 million CRA loans in 1Q16, $72MM in 4Q15, $61MM in 3Q15, $61MM in 2Q15 and $59MM in 1Q15

1Q 2016 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Capital (1)
Risk-weighted assets	$133.6	$135.8	$133.8	$134.0	$130.1	$(2.2)	$3.5

Common Equity Tier 1 (CET1) capital ratio	9.5%	9.2%	10.0%	9.8%	10.9%
Tier 1 capital ratio	11.6%	11.1%	12.0%	11.7%	13.2%
Total capital ratio	13.0%	12.5%	12.9%	12.6%	14.1%

Tangible common equity / Tangible assets	8.4%	8.0%	8.8%	8.6%	9.6%
Tangible common equity / Risk-weighted assets	9.8%	9.4%	10.3%	10.0%	11.3%

Shareholders’ equity	$13.8	$13.4	$14.6	$14.3	$15.9	$0.4	$(2.1)
less: Preferred equity	(0.7)	(0.7)	(0.8)	(0.8)	(1.3)	-	0.6
Disallowed DTA	(0.5)	(0.4)	(0.4)	(0.4)	(0.5)	(0.1)	-
Certain AOCI items and other adjustments	-	0.2	-	0.1	-	(0.2)	-
Common Equity Tier 1 capital (2)	$12.7	$12.5	$13.4	$13.2	$14.2	$0.2	$(1.5)

Common Equity Tier 1 capital	$12.7	$12.5	$13.4	$13.2	$14.2	$0.2	$(1.5)
add: Preferred equity	0.7	0.7	0.7	0.7	1.1	-	(0.4)
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	-	-
less: Other adjustments	(0.4)	(0.6)	(0.6)	(0.7)	(0.7)	0.2	0.3
Tier 1 capital	$15.5	$15.1	$16.1	$15.7	$17.1	$0.4	$(1.6)

Tier 1 capital	$15.5	$15.1	$16.1	$15.7	$17.1	$0.4	$(1.6)
add: Qualifying subordinated debt and redeemable preferred stock	0.9	0.9	0.3	0.3	0.4	-	0.5
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.0	1.0	1.0	0.9	0.9	-	0.1
Total capital	$17.4	$17.0	$17.3	$16.9	$18.4	$0.4	$(1.0)

Total shareholders' equity	$13.8	$13.4	$14.6	$14.3	$15.9	$0.4	$(2.1)
less: Preferred equity	(0.7)	(0.7)	(0.8)	(0.8)	(1.3)	-	0.6
Goodwill and intangible assets	-	-	-	-	-	-	-
Tangible common equity (3)	$13.1	$12.7	$13.8	$13.5	$14.7	$0.4	$(1.6)

Total assets	$156.5	$158.6	$155.9	$156.3	$153.3	$(2.1)	$3.2
less: Goodwill and intangible assets	-	-	-	-	-	-	-
Tangible assets	$156.5	$158.6	$155.9	$156.3	$153.3	$(2.1)	$3.2

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Common Equity Tier 1 is a non-GAAP financial measures. We define Common Equity Tier 1 as Tier 1 capital less non-common elements including qualified perpetual preferred stock, qualifying minority interest in subsidiaries, and qualifying trust preferred securities. Ally considers various measures when evaluating capital utilization and adequacy, including the Common Equity Tier 1 ratio, in addition to other capital ratios defined by banking regulators. This calculation is intended to complement the capital ratios defined by banking regulators for both absolute and comparative purposes. Because GAAP does not include capital ratio measures, Ally believes there are no comparable GAAP financial measures to these ratios. Ally believes the Common Equity Tier 1 ratio is important because analysts and banking regulators may assess our capital adequacy using this ratio. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(3) We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

1Q 2016 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	3/31/2016		12/31/2015		3/31/2015
	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Available Liquidity
Cash and cash equivalents (2)	$2.7	$2.1	$2.5	$3.8	$3.0	$4.3
Highly liquid securities (3)	1.8	6.8	2.9	5.5	2.1	5.7
Current committed unused capacity	0.5	1.8	0.3	0.0	2.9	1.5
Subtotal	$5.0	$10.7	$5.6	$9.3	$8.0	$11.5
Ally Bank intercompany loan (4)	0.8	(0.8)	0.6	(0.6)	0.7	(0.7)
Total Current Available Liquidity	$5.7	$9.9	$6.2	$8.7	$8.7	$10.8

	2016	2017	2018	2019	2020	2021 and After
Unsecured Long-Term Debt Maturity Profile
Consolidated remaining maturities (5)	$1.4	$4.4	$3.7	$1.6	$2.2	$8.2

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance's holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Excludes OID

1Q 2016 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Average Balance Details
Retail Auto Loan	$64,566	$64,231	$62,115	$60,436	$58,373	$335	$6,193
Auto Lease (net of dep)	15,638	16,824	17,519	18,520	19,405	(1,186)	(3,767)
Commercial Auto	34,026	34,077	31,726	32,547	32,429	(51)	1,597
Corporate Finance	2,781	2,506	2,309	2,114	1,995	275	786
Mortgage	10,152	9,809	9,564	8,363	8,006	343	2,146
Cash, Securities and Other	19,758	18,822	21,413	21,087	20,300	936	(542)
Total Earning Assets	$146,921	$146,269	$144,646	$143,067	$140,508	$652	$6,413

Interest Revenue	$1,595	$1,582	$1,567	$1,517	$1,457	$13	$138

LT Unsecured Debt	$22,452	$21,716	$20,884	$22,564	$22,838	$736	$(386)
Secured Debt	37,587	40,134	42,150	42,186	40,562	(2,547)	(2,975)
Deposits (2)	68,240	64,985	62,882	61,305	59,445	3,255	8,795
Other Borrowings (3)	11,709	11,695	11,890	9,012	9,216	14	2,493
Total Funding Sources (1)	$139,988	$138,530	$137,806	$135,067	$132,061	$1,458	$7,927

Interest Expense	$635	$593	$593	$597	$602	$42	$33

Net Financing Revenue (4)	$960	$989	$974	$920	$855	$(29)	$105

Net Interest Margin (yield details)
Retail Auto Loan	5.3%	5.3%	5.2%	5.3%	5.3%
Auto Lease (net of dep)	6.7%	6.5%	6.8%	6.4%	5.7%
Commercial Auto	3.0%	2.8%	2.9%	2.9%	3.0%
Corporate Finance	6.5%	6.3%	6.2%	6.6%	6.9%
Mortgage	3.4%	3.3%	3.4%	3.4%	3.5%
Cash, Securities and Other	2.1%	2.0%	1.8%	1.7%	1.7%
Total Earning Assets	4.4%	4.3%	4.3%	4.3%	4.2%

LT Unsecured Debt	4.9%	4.6%	5.0%	5.0%	5.2%
Secured Debt	1.5%	1.3%	1.2%	1.2%	1.2%
Deposits	1.1%	1.2%	1.1%	1.2%	1.2%
Other Borrowings (3)	1.1%	1.0%	0.8%	0.7%	0.7%
Total Funding Sources (1)	1.8%	1.7%	1.7%	1.8%	1.9%

NIM (1)	2.6%	2.7%	2.7%	2.6%	2.5%

Key Deposit Statistics
Average retail CD maturity (months)	31.6	31.8	32.0	32.1	31.6	(0.2)	(0.0)
Average retail deposit rate	1.11%	1.12%	1.14%	1.15%	1.17%

Ally Financial Deposits Levels
Ally Bank retail	$58,977	$55,437	$53,501	$51,750	$50,633	$3,540	$8,344
Ally Bank brokered	10,979	10,723	10,201	9,861	9,853	256	1,126
Other	309	318	318	319	371	(9)	(62)
Total deposits	$70,265	$66,478	$64,020	$61,930	$60,857	$3,787	$9,408

Ally Bank Deposit Mix
Retail CD	30.1%	31.8%	34.0%	36.3%	37.9%
MMA/OSA/Checking	54.2%	52.0%	50.0%	47.7%	45.8%
Brokered	15.7%	16.2%	16.0%	16.0%	16.3%

(1) Excludes OID

(2) Includes brokered deposits. Includes average noninterest-bearing deposits of $92 million in 1Q16, $95 million in 4Q15 and $73 million in 1Q15

(3) Includes Demand Notes, FHLB and Repurchase Agreements

(4) Excludes dividend income from equity investments

1Q 2016 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15
Mortgage Finance HFI Portfolio
Loan Value
Gross carry value	$7.4	$6.4	$6.3	$5.6	$3.9
Net carry value	$7.4	$6.4	$6.3	$5.6	$3.9

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.5%	0.6%	0.6%	0.8%	1.2%
% 30+ Day delinquent	1.0%	0.9%	1.0%	1.0%	1.4%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	3.5%	3.4%	3.4%	3.2%	2.3%
Refreshed FICO	770	769	768	767	768
Wtd. Avg. LTV/CLTV (1)	60.8%	60.4%	61.4%	62.0%	59.6%
Higher risk geographies (2)	46.3%	45.6%	45.6%	45.5%	44.6%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$3.2	$3.4	$3.5	$3.6	$3.8
Net carry value	$3.1	$3.3	$3.4	$3.5	$3.7

Estimated Pool Characteristics
% Second lien	18.6%	18.9%	19.2%	19.6%	19.9%
% Interest only	14.0%	16.9%	19.4%	21.9%	21.2%
% 30+ Day delinquent	4.1%	4.4%	4.1%	4.2%	4.3%
% Low/No documentation	22.7%	22.6%	22.5%	22.4%	22.6%
% Non-primary residence	7.4%	7.4%	7.4%	7.4%	5.4%
Refreshed FICO	728	728	728	728	728
Wtd. Avg. LTV/CLTV (1)	77.6%	78.1%	77.4%	78.2%	79.7%
Higher risk geographies (2)	38.2%	38.2%	38.2%	38.4%	38.4%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

(2) Includes CA, FL, MI and AZ

1Q 2016 Preliminary Results	20

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Impact of Discontinued Operations (1)
Auto Finance	$(1)	$(5)	$(4)	$(4)	$454	$3	$(455)
Insurance	-	-	-	3	-	-	-
Mortgage Finance	-	-	-	-	-	-	-
Corporate Finance	(0)	-	1	25	4	(0)	(4)
Corporate and Other	6	2	0	(11)	2	4	4
Consolidated pretax income	$4	$(3)	$(2)	$14	$460	$7	$(455)
Tax expense (benefit)	1	10	4	(0)	63	(9)	(62)
Consolidated net income	$3	$(13)	$(5)	$13	$397	$16	$(394)

Assets of discontinued operations held-for-sale	$-	$-	$-	$-	$-	$-	$-

(1) Disc ops activity reflects several actions including divestitures of international businesses in addition to certain discrete tax items

1Q 2016 Preliminary Results	21

ALLY FINANCIAL INC. PER SHARE-RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Earnings Per Share Data
Net income (loss)	$250	$263	$268	$182	$576	$(13)	$(326)
less: Preferred stock dividends	15	1,216	38	1,251	67	(1,201)	(52)
Net income (loss) available to common shareholders	$235	$(953)	$230	$(1,069)	$509	$1,188	$(274)

Weighted-average shares outstanding - basic (1)	484,233	483,300	483,073	482,847	482,248	933	1,985

Weighted-average shares outstanding - diluted (1)(2)	484,654	484,845	484,399	483,687	482,782	(191)	1,873

Issued shares outstanding (period-end)	483,475	481,980	481,750	481,750	481,503	1,495	1,972

Net income (loss) per share - basic (1)	$0.49	$(1.97)	$0.48	$(2.22)	$1.06	$2.46	$(0.57)

Net income (loss) per share - diluted (1)(2)	$0.49	$(1.97)	$0.47	$(2.22)	$1.06	$2.46	$(0.57)

Adjusted EPS Calculation (3)
Pre-tax income (loss) from continuing operations	$397	$431	$417	$263	$282	$(34)	$115
add: Core original issue discount expense	15	12	11	18	17	2	(3)
Repositioning items	7	3	2	154	190	4	(183)
Core pre-tax income (ex. repositioning)	419	446	431	435	490	(28)	(71)
less: Adjusted income tax expense	151	160	149	152	173	(9)	(22)
Adjusted core net income for EPS	268	286	282	282	316	(18)	(49)
less: Preferred dividends (Series A & G, excluding discount)	15	37	38	58	67	(22)	(52)
Adjusted operating net income available to common for EPS	$253	$249	$244	$224	$249	$4	$3
Weighted-average shares outstanding - diluted (1)(2)	484,654	484,845	484,399	483,687	482,782	(191)	1,873
Adjusted Net income (loss) per share - diluted (1)(2)	$0.52	$0.52	$0.51	$0.46	$0.52	$0.00	$0.00

Adjusted Tangible Book Value(3) ($ billions)
GAAP shareholder's equity	$13.8	$13.4	$14.6	$14.3	$15.9	$0.4	$(2.1)
Preferred equity and goodwill	(0.7)	(0.7)	(0.8)	(0.8)	(1.3)	(0.0)	0.6
Tangible common equity	13.1	12.7	13.8	13.5	14.7	0.4	(1.6)
Tax-effected bond OID (4)	(0.8)	(0.9)	(0.9)	(0.9)	(0.9)	0.0	0.0
Series G discount	-	-	(1.2)	(1.2)	(2.3)	-	2.3
Adjusted tangible book value	$12.3	$11.9	$11.7	$11.4	$11.4	$0.4	$0.8

Adjusted Tangible Book Value Per Share(3)
GAAP shareholder's equity	$28.6	$27.9	$30.3	$29.7	$33.1	$0.7	$(4.5)
Preferred equity and goodwill	(1.5)	(1.5)	(1.7)	(1.7)	(2.7)	0.0	1.2
Tangible common equity	27.1	26.4	28.6	27.9	30.4	0.7	(3.3)
Tax-effected bond OID (4)	(1.7)	(1.8)	(1.8)	(1.8)	(1.8)	0.0	0.1
Series G discount	-	-	(2.4)	(2.4)	(4.9)	-	4.9
Adjusted tangible book value per share	$25.4	$24.6	$24.3	$23.7	$23.7	$0.8	$1.6

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Due to antidilutive effect of the net loss from continuing operations attributable to common shareholders for the year ended December 31, 2015 and June 30, 2015, basic weighted-average common shares outstanding were used to calculate basic and diluted earnings per share

(3) Represents a non-GAAP Financial measure

(4) Assumes 35% tax rate in 2016 and a 34% tax rate in 2015 and prior

1Q 2016 Preliminary Results	22

ALLY FINANCIAL INC. SUPPLEMENTAL FINANCIAL DATA

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.
	1Q 16	4Q 15	3Q 15	2Q 15	1Q 15	4Q 15	1Q 15
Core ROTCE Calculation
Pre-tax income (loss) from continuing operations	$397	$431	$417	$263	$282	$(34)	$115
add: Core original issue discount expense	15	12	11	18	17	2	(3)
Repositioning items	7	3	2	154	190	4	(183)
Core pre-tax income (ex. repositioning)	$419	$446	$431	$435	$490	$(28)	$(71)
less: Adjusted income tax expense	151	152	146	148	166	(1)	(15)
Core net income	268	294	284	287	323	(27)	(56)
less: Preferred dividends (Series A & G, excluding discount)	15	37	38	58	67	(22)	(52)
Operating net income available to common shareholders (1)	$253	$257	$246	$229	$256	$(5)	$(4)

Tangible common equity (2)	$12,908	$13,237	$13,606	$14,053	$14,384	$(329)	$(1,477)
less: Unamortized core original issue discount	1,298	1,310	1,322	1,333	1,345	(12)	(47)
Net deferred tax asset	1,245	1,404	1,540	1,632	1,720	(159)	(476)
Normalized common equity (1)(3)	$10,365	$10,523	$10,745	$11,087	$11,319	$(158)	$(954)

Core ROTCE (1)	9.8%	9.8%	9.2%	8.3%	9.1%

Adjusted Efficiency Ratio Calculation
Total noninterest expense	$710	$668	$674	$724	$695	$42	$15
less: Rep and warrant expense	(1)	(2)	(3)	(9)	-	1	(1)
Insurance expense	218	201	209	267	202	17	16
Repositioning items	4	1	2	4	-	3	4
Numerator	$488	$468	$465	$462	$493	$20	$(5)

Total net revenue	$1,327	$1,339	$1,302	$1,127	$1,093	$(12)	$234
add: Original issue discount	15	12	11	18	17	2	(3)
Repositioning	3	2	-	150	190	1	(188)
less: Insurance revenue	268	279	249	282	280	(11)	(12)
Denominator	$1,076	$1,074	$1,064	$1,013	$1,021	$2	$55

Adjusted Efficiency Ratio (1)	45%	44%	44%	46%	48%

Noninterest Expense
Compensation and benefits	$252	$237	$235	$236	$255	$15	$(3)
Technology and communications	66	69	65	64	69	(4)	(3)
Professional services	21	25	24	25	20	(4)	1
Servicing expenses (4)	56	56	51	50	48	1	9
Advertising and marketing	27	27	26	23	31	0	(4)
Other controllable expenses (5)	51	50	50	50	47	1	4
Controllable Expense	$473	$465	$449	$448	$469	$8	$3
Other Noninterest Expense	233	202	222	272	226	31	7
Total Noninterest Expense (ex. repositioning)	$706	$667	$672	$720	$695	$39	$11
Repositioning expenses	4	1	2	4	-	3	4
Total Noninterest Expense	$710	$668	$674	$724	$695	$42	$15

(1) Represents a non-GAAP financial measure

(2) See page 17 for details

(3) Normalized common equity calculated using 2 period average

(4) Includes lease and loan administration expenses and vehicle remarketing and repossession expenses

(5) Includes occupancy and premises and equipment depreciation

1Q 2016 Preliminary Results	23